UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 17, 2011 (March 16, 2011)
Alnylam Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50743	77-0602661

(State or Other Juris-	(Commission	(IRS Employer
diction of Incorporation)	File Number)	Identification No.)

300 Third Street, Cambridge, MA	02142

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (617) 551-8200
Not applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
SIGNATURE

Item 8.01.	Other Events.
On March 16, 2011, a civil complaint was filed in the Business Litigation Section of the Suffolk County Superior Court, in Boston, Massachusetts by Tekmira Pharmaceuticals Corporation and Protiva Biotherapeutics, Inc., as plaintiffs, against Alnylam Pharmaceuticals, Inc. (the “Company”), as defendant. The complaint alleges misappropriation of the plaintiffs’ confidential and proprietary information and trade secrets, unfair and deceptive trade practices, unjust enrichment, unfair competition and false advertising, by the Company, and seeks injunctive relief and unspecified damages.
The Company firmly believes that the complaint filed by the plaintiffs is without merit or foundation and intends to fully defend itself in this matter.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALNYLAM PHARMACEUTICALS, INC.
Date: March17, 2011	By:	/s/ Michael P. Mason
Michael P. Mason
Vice President, Finance and Treasurer